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                                                                   EXHIBIT 10.18

                        PROFESSIONAL SERVICES AGREEMENT

This Consulting Services Agreement (the "Agreement") is made and is effective as of the date of signing by the last party to sign below ("Effective Date"), between Docent, Inc., a Delaware corporation ("Docent"), and the company named below ("Client").

  Client desires to utilize the services and expertise of Docent (i) to review Client's internal program for training and assessment, (ii) to review Client's goals and objectives for implementing a web-based enterprise training and assessment solution, (iii) to make recommendations on the final design for such a solution; and (iv) to implement that solution. Docent's Professional Services Group is willing to provide such services to Client under the terms and conditions set forth below.

The parties now agree as follows:


1.  CONSULTING SERVICES

1.1  Services and Deliverables.  Docent shall use commercially reasonable and
     -------------------------
diligent efforts to provide the services (the "Services") and to deliver the deliverables (the "Deliverables") described in Appendix A hereto (the "Statement of Work"), as amended from time to time by agreement of the parties in accordance with the provisions of Section 1.4 of this Agreement.

1.2  Manner of Performance.  Docent will determine the method, details and means
     ---------------------
of performing the Services and, subject to the prior written consent of Client which shall not be unreasonably withheld or delayed, may subcontract or assign certain portions but in no event all of its obligations and rights under this Agreement.

1.3  Schedule.  Docent shall use commercially reasonable and diligent efforts to
     --------
meet the time schedule (the "Project Timeline") for delivery of the Deliverables as set forth in Appendix A.

1.4  Change Request Procedures.  Material changes to the Statement of Work
     -------------------------
shall be made only in accordance with the following procedure:

(a) The party requesting a change to the Statement of Work or to the pricing, terms of payment, or acceptance criteria shall submit a written Change Request ("CR") to the other party in accordance with the provisions of this Section.

(b) If the requesting party is Client, then Docent will respond by written notice to Client within ten (10) business days of receipt of the CR, outlining all impacts of the requested change on the Deliverables, Schedule, and pricing, and any other conditions upon which Docent's willingness to accept the CR may depend (collectively, "CR Response"). If the requesting party is Docent, then the CR will identify such impacts and conditions as proposed by Docent.

(c) Client shall accept, reject or propose modifications to each such CR or CR Response given by Docent within ten (10) business days of receipt thereof by Client. Additional modifications proposed by Client as part of such response will be handled in accordance with the provisions of Section 1.4(a) above.

(d) Each acceptance of a CR or CR Response must be signed by an authorized representative of each party before becoming effective as a modification to the Statement of Work or any other part of this Agreement.

2.  CLIENT'S DUTIES AND RESPONSIBILITIES

2.1  Data and Information.  Client shall, in a timely manner and at no charge to
     --------------------
Docent, give Docent access to all technical data, computer facilities, programs, files, documentation, test data, sample output, or other information and resources that are, in Docent's reasonable opinion, required by Docent for the performance of the Services and delivery of the Deliverables. Docent shall work diligently to identify as soon as reasonably practicable the resources and information it expects to use, and shall provide an initial itemized list at the end of Phase One of the Services as such phase is described in the Statement of Work. Client will be responsible for, and assumes the risk of any problems, delays, losses, claims, or expenses resulting from the content, accuracy, completeness, and consistency of all such data, materials, and information supplied by Client.

2.2 Equipment. When Services are performed on site at Client's facility, Client shall provide, at no charge to Docent, such office space, services, and equipment (such as copiers, and fax machines) as Docent, in Docent's reasonable opinion, requires to deliver the Deliverables. Docent shall work diligently to identify as soon as reasonably practicable the equipment it expects to use, and shall provide an initial itemized list at the end of Phase One of the Services, as such phase is described in the Statement of Work.

2.3  Other.  Other responsibilities of Client, if any, are set forth in Appendix
     -----
A.

3.  ACCEPTANCE OF DELIVERABLES

Upon delivery of any Deliverable to Client, Client shall have fifteen (15) business days to accept or reject the Deliverable by delivering written notice to Docent. Should Client neither accept nor reject the Deliverable within such fifteen (15) business days, the Deliverable will be deemed accepted. A rejection shall be accompanied by a written statement setting forth the defects in the Deliverable found by Client. Upon receipt of such written notice of the reasons why the Deliverable was rejected, Docent will have fifteen (15) business days to correct the defects or request additional time to correct such defects, depending on the severity of the defects, which request shall not be unreasonably denied. Docent shall redeliver the corrected Deliverable to Client, and Client shall have an additional fifteen (15) business days to accept or reject the work. The acceptance cycle will be repeated up to two additional times until such Deliverable has been accepted. In the event that, upon the completion of three full acceptance cycles, Client rejects for a third time a particular Deliverable, either party shall have the right to terminate this Agreement pursuant to Section 11.2(d) hereof (Termination for Convenience). In the alternative, both parties may repeat the acceptance cycle until either (i) the Deliverable is accepted by Client or (ii) one party elects to terminate this Agreement pursuant to Section 11.2(d) (Termination for Convenience). Client agrees not to unreasonably withhold acceptance.

4.  RELATIONSHIP OF THE PARTIES

4.1  Independent Contractors.  Each party will be and act as an independent
     -----------------------
contractor and not as an agent or partner of, or joint venturer with, the other party for any purpose related to this Agreement or the transactions contemplated by this Agreement. Neither party by virtue of this Agreement will have any right, power, or authority to act or create any obligation, expressed or implied, on behalf of the other party.

4.2  Contact Person.  Each party will appoint in writing an employee or agent of
     --------------
such party to act as the "Contact Person" for all communication between the parties related to the Deliverables. The Contact Persons will be responsible for monitoring the status of the Deliverables and will schedule regular meetings with both technical and management personnel of each party to review the same. Either party may change its Contact Person upon written notice to the other.


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4.3  No Solicitation.  Neither party will hire or attempt to hire either
     ---------------
directly or indirectly any employees of the other party during the term of this Agreement and for a period of twelve (12) months thereafter, without the prior written consent of the other party. Such consent shall not be required, however, in the case where (i) one party's employee has initiated the employment discussions with the other party without any solicitation by the hiring party other than the existence of an employment advertisement in a publication of general circulation or on such party's web-site, and (ii) such employee is actively pursuing employment with such other party.

5.  FEES AND PAYMENTS

5.1  Fees.  Client shall pay Docent for the Services and Deliverables the
     ----
compensation set forth in Appendix A hereof. Such compensation shall be payable on the schedule set forth in the Statement of Work included therein, as from time to time amended in accordance with this Agreement. Except for the Pre-Payment described in Appendix A which is due immediately upon execution of this Agreement, all payments for fees and expenses are due net 30 days after the date of invoice unless Client and Docent have made other arrangements in advance in writing. The purchase of third party products shall be agreed upon mutually by the parties prior to Docent ordering such products. Client shall pay for all such third-party products in full no later than the due date set forth on the invoice received from Docent. Docent will invoice in an itemized statement stating at a minimum the price and the date such payment is due. Client will pay, the costs incurred by Docent in the acquisition of the third-party product, without any additional/mark-ups.

5.2  Expenses.  Client and Docent shall agree in writing on estimated expenses
     --------
in advance of any expenditure. Client shall separately reimburse Docent for all reasonable travel and other expenses documented by receipts as incurred by Docent in delivery of the Deliverables. Docent agrees to invoice such expenses on a timely basis. Whenever reasonably practicable, Docent shall book its travel through Client's travel service provider. Client shall be responsible for providing Docent with the name, address and telephone number of its current travel service provider and for updating Docent promptly with current information if the travel service provider, or its name, address or telephone number, changes.

5.3  Taxes.  Client shall pay or reimburse any and all federal, state or local
     -----
sales, use, excise or other taxes arising from or related to this Agreement (other than taxes based on Docent's net income).

5.4  Interest.  Client shall pay Docent #####% interest per month on the
     --------
outstanding balance of any fees or expenses not paid. In the event that Client in good faith and in writing protests the assessment of interest or the amount of any balance outstanding on which interest would be charged, then interest shall be suspended as to the protested sum during a two week period commencing on the date Docent receives written protest (the "Interest Suspension Period"). The parties agree to work together in good faith to resolve the dispute during the Interest Resolution Period. If such dispute is not resolved during the Interest Suspension Period, either party may refer the dispute to arbitration pursuant to Section 12.3 hereof. Client may then either (i) pay under protest the amount claimed by Docent in order to prevent such amount from accruing any additional charge of interest, in which case any amounts paid by Client in excess of the amounts found to be outstanding by the Arbitrator would be refunded along with the interest paid thereon, or (ii) withhold payment until such dispute is resolved by arbitration pursuant to Section 12.3 hereof and pay interest on the amounts found outstanding by the Arbitrator. In the latter case, interest will be charged from the date such sum first became due through the date payment is received by Docent, excluding the Interest Suspension Period.

5.5  Invoices.  Services will commence as soon as practical following Docent's
     --------
receipt and acceptance of a signed copy of this Agreement and a purchase order or other written authorization of the Services and Deliverables. If Client's procedures allow payment of invoices without a purchase order, Client shall provide a letter stating that fact to Docent. Notwithstanding the foregoing, no terms, provisions or conditions of any purchase order or other business form or written authorization used by Client shall have any effect on the rights, duties or obligations of the parties under, or otherwise modify, this Agreement, other than to state the volume or timing of Services or Deliverables, regardless of any failure of Docent to object to such terms, provisions or conditions.

6.  PROPERTY RIGHTS AND CONFIDENTIALITY.

6.1  Creations.  Except as otherwise provided in Appendix A and subject to
     ---------
Section 6.4, all software programs, source and object codes, specifications, designs, processes, techniques, concepts improvements, discoveries, ideas and inventions, whether or not patentable, used, made or arising in connection with the Services or the Deliverables (collectively "Creations") and all patents, copyrights, trade secrets and other intellectual property rights related thereto, will be the sole and exclusive property of Docent. Docent agrees that it will not license or deliver to any other person or entity any custom software code sequences containing Client's Confidential Information and will protect such Confidential Information pursuant to Section 6.4 of this Agreement.
Nothing contained in this Agreement shall be construed as conferring by implication, estoppel or otherwise upon Client any license or other right, title, or interest in or to the Creations and/or the intellectual property related thereto except to the extent that a Creation is a Deliverable, in which case it shall be licensed solely as provided in Section 6.3. In the event that DI provides Client with any Update or Upgrade (as such terms are defined in Appendix A) to any Creation, Client agrees that it shall promptly install and use such Update or Upgrade. Nothing in this Agreement shall be construed to create an obligation in DI to provide to Client or its end users any Updates or Upgrades to any Creation.

6.2  Further Assistance.  Client agrees to assist Docent, at Docent's sole cost,
     ------------------
as reasonably requested to assign, evidence, perfect, register and enforce Docent's rights in and ownership of all patents, copyrights and other intellectual property relating to the Creations in any and all countries, including without limitation the execution of additional instruments of conveyance and assisting Docent with applications for patents, copyrights or other intellectual property registrations.

6.3  License.  Docent hereby grants to Client a fully paid, non-exclusive, non-
     -------
transferable, license (without the right to grant sublicenses) to use the Creations for internal purposes only and to make such copies of the Creations as may be reasonably necessary for such internal use. Nothing contained in this Agreement shall be construed as conferring by implication, estoppel or otherwise upon Client any license or other right, title, or interest in or to the Creations (including without limitation, the right to reproduce, sell, or distribute the Creations) except those expressly granted in this Section 6.3.

6.4  Client Content.  Subject to the following limited license grant to Docent,
     --------------
Client shall retain all rights, title and interest in and to the content of its course materials disclosed to Docent hereunder ("Client Content"), and such content shall be the Confidential Information of Client subject to Section 6.5 below regardless of whether it is marked "confidential." Subject to the terms and conditions of this Agreement, Client hereby grants Docent a limited, non-exclusive, non-transferable royalty free license for the term of this Agreement to use the Client Content internally only as required in order for Docent to perform the Services and deliver the Deliverables hereunder. Docent shall have the right, subject to the prior written consent of Client, not to be unreasonably withheld, to sublicense to its permitted subcontractors Docent's rights under this license grant solely as required to perform the Services and deliver the Deliverables hereunder and only in accordance with the terms of this Agreement. Customer warrants and represents that the content of any Client Content it provides to DI shall not: (a) infringe any third party's copyright, patent, trademark, trade secret or other proprietary rights or rights of publicity or privacy; (b) violate any law, statute, ordinance or regulation (including without limitation the laws and regulations governing export control, unfair competition, anti-discrimination or false advertising); (c) be defamatory, trade libelous, unlawfully threatening or unlawfully harassing; (d) contain obscenity or child pornography; or (e) contain any viruses, Trojan horses, worms, time bombs, cancelbots or other computer programming


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routines that are intended to damage, detrimentally interfere with, surreptitiously intercept or expropriate any system, data or personal information.

6.5  Confidential Information.
     ------------------------

(a)  Definition.  The term "Confidential Information" shall mean any information
     ----------
disclosed by one party to the other in connection with this Agreement which is in oral, written, graphic, machine readable or other tangible form including but not limited to customer information or lists. Confidential Information may also include information that is disclosed orally, provided that in the case of oral disclosures, such information is designated as confidential at the time of disclosure.

(b)  Obligation.  Each party shall treat as confidential all Confidential
     ----------
Information received from the other party, shall not use such Confidential Information except as expressly permitted under this Agreement, and shall not disclose such Confidential Information to any third party without the other party's prior written consent. Without limiting the foregoing, each party shall use at least the same degree of care which it uses to prevent the disclosure of its own confidential information of like importance, but in no event with less than reasonable care, to prevent the disclosure of Confidential Information disclosed to it by the other party under this Agreement.

(c)  Exceptions.  Notwithstanding the above, the restrictions of this Section
     ----------
6.5 shall not apply to information that: (1) was independently developed by employees, contractors or other agents of the receiving party without any use of the Confidential Information of the other party; (2) becomes known to the receiving party, without restriction, from a source other than the other party hereto without breach of this Agreement and otherwise not in violation of the other party's rights to the best knowledge of the receiving party; (3) was in the public domain at the time it was disclosed or has come into the public domain through no act or omission of the receiving party, its employees, contractors, agents or representatives; (4) was known to the receiving party, without restriction, at the time of disclosure; or (5) is disclosed pursuant to the order or requirement of a court, administrative agency, or other governmental body, provided, however, that the receiving party shall provide prompt notice thereof to the other party and shall use its reasonable efforts (such efforts not to require an expenditure in excess of $#####) to obtain confidential treatment of such Confidential Information in consultation with the other party.

(d)  Notification.  Each party agrees to notify the other promptly in the event
     ------------
of any breach of its security pursuant to which disclosure or misappropriation of the other party's Confidential Information might occur. Each party shall, upon request of the other, take all other reasonable steps necessary to recover and prevent the misuse or further disclosure of any misappropriated or disclosed Confidential Information disclosed to or placed in the possession of each party by virtue of this Agreement.

(e)  Remedies.  Unauthorized use by a party of the other party's Confidential
     --------
Information will diminish the value of such information. Therefore, if a party breaches any of its obligations with respect to confidentiality or unauthorized use of Confidential Information hereunder, the other party shall be entitled to equitable relief to protect its interest therein, including but not limited to injunctive relief, as well as money damages.

7.  MAINTENANCE AND SUPPORT

7.1  Maintenance Agreement.  Maintenance and support of any software developed
     ---------------------
or modified under this Agreement and training related to such software shall be provided subject to the terms and conditions of this Agreement and in the form described in Appendix B.

7.2  Assignment of Duties.  Docent may assign its duties of maintenance,
     --------------------
support, or training, if any, to a third party; provided, that Docent shall remain responsible for the actions of said third party.

8.  LIMITED WARRANTY, WARRANTY AND LIMITATION OF LIABILITY

8.1  Limited Service Warranty.  Docent warrants that the Services will be
     ------------------------
performed in a professional, workmanlike and skillful manner and that the Services will conform in all material respects to the requirements set forth in the Statement of Work.

8.2  Limited Software Warranty.  Docent warrants, with respect to any software
     -------------------------
to be delivered hereunder, that for a period of thirty (30) days from the date of acceptance as determined pursuant to Section 3 above (the "Warranty Period"), such software will operate substantially in accordance with the specifications for such software developed in accordance with the Statement of Work as set forth in Appendix A. Any written or oral information or advice given by Docent dealers, distributors, agents, or employees will in no way increase the scope of this warranty, and the warranty is void to the degree that such failure of the software is due to modification other than by Docent, abuse, misapplication or accident.

8.3   Exclusive Remedies.
      ------------------

(a) In the event that Client notifies Docent in writing that the Services do not conform to the warranty set forth in Section 8.1 above, then Client's sole and exclusive remedy and Docent's sole obligation to Client for breach of warranty thereunder shall be to repeat the non-conforming Services.

(b) If Client reports a material and reproducible failure of the software to conform to the specifications for such software as set forth in Appendix A during the warranty period, Client's sole and exclusive remedy and Docent's sole obligation to Client for breach of this warranty shall be that Docent will use commercially reasonable efforts to make the software conform to the associated specifications or, in Docent's sole discretion, will refund the sums paid for such non-conforming software. Any replacement software will be warranted for 30 days from the date Client received the replacement.

(c) Docent shall have no warranty obligations if and to the extent that any software (i) has been modified by any person other than Docent (unless Client obtains Docent's prior approval of such modification), or (ii) fails as a result of abuse, misuse, misapplication, accident or force majeure.

8.4  Warranty Disclaimer.  EXCEPT AS SET FORTH IN SECTION 8.1 and 8.2 ABOVE,
     -------------------
DOCENT DISCLAIMS, ON BEHALF OF ITSELF AND ITS SUPPLIERS, ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT, REGARDING OR RELATING TO THE CREATIONS, DOCUMENTATION, DELIVERABLES, SERVICES, OR OTHER MATERIALS FURNISHED OR PROVIDED TO CLIENT UNDER THIS AGREEMENT. DOCENT DOES NOT WARRANT THAT THE CREATIONS WILL MEET CLIENT'S BUSINESS PURPOSES OR THAT ANY CREATION WILL OPERATE IN COMBINATION WITH SOFTWARE OR HARDWARE OWNED OR USED BY CLIENT (OTHER THAN THE SOFTWARE LICENSED UNDER THE LICENSE AGREEMENT BETWEEN DOCENT AND CLIENT OF EVEN DATE HEREWITH).

8.5  No Modification of Warranties.  No employee, agent, representative, or
     -----------------------------
affiliate of Docent has authority to bind Docent to any oral representations or warranty concerning the Services, Deliverables or Creations. Any written representation or warranty not expressly contained in this Agreement will not be enforceable.

8.6  No Warranty for Third Party Products.  The foregoing warranties do not
     ------------------------------------
apply to products purchased by Docent from third parties. The third party warranties shall, to the extent permissible, be passed through to Client. The foregoing warranties do apply to Services and Deliverables provided by subcontractors of Docent.


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9.  INDEMNITY.

9.1  Docent Indemnity.  Docent shall indemnify and hold Client harmless from and
     ----------------
will defend against any and all judgments, costs and expenses reasonably incurred, including without limitation reasonable attorneys' fees of client therefor, as a result of any claims, suits, actions, demands and threats (collectively, "Claims") related to or arising out of or in connection with Claims that the Creations infringe any U.S. patent, copyright or trademark, or misappropriates any trade secret, provided, however, that Docent shall not indemnify Client for a claim based on any alleged infringement arising from (a) additions, changes or modifications to the Creations by or on behalf of Client or its End users, (b) any incorporation of the Creations or any component thereof into any product or process not owned or controlled by Docent, (c) any use by Client or its End Users of any Creations subsequent to delivery to Client of updates or otherwise superseding versions of such Creations or components thereof along with Docent's written request to use such updates or superseding versions where Client or End User fails to use such updates or superseding versions, or (d) use of the Creations other than as permitted by Section 6 hereof.

9.2  Client Indemnity.  Client shall indemnify and hold Docent harmless from and
     ----------------
will defend against any and all judgments, costs and expenses reasonably incurred, including without limitation reasonable attorneys' fees, of Docent therefore, as a result of any claims, suits, actions, demands and threats (collectively, "Claims") related to or arising out of or in connection with (a) the use or combination of any Deliverable, or any derivative work thereof with any other documentation, goods or services of Client, its End Users or any third party other than a third party contractor of Docent acting at the request of Docent (including but not limited to Client's Content); (b) the improper use of any Deliverable or any derivative work thereof, or the failure to use an update or superseding version as and when provided by Docent, or (c) any modification or alteration of any Deliverable, an update or any derivative work thereof other than by or on behalf of Docent, where such Claim would not have arisen except for such use, combination, modification or alteration.

9.3  Indemnification Restrictions.  The indemnities set forth in this Section 9
     ----------------------------
shall not apply unless the indemnified party (i) gives the indemnifying party prompt notice of any actual or threatened claim of such infringement or misappropriation, (ii) cooperates fully, at the indemnifying party's expense, with the indemnifying party and its counsel in the defense or settlement thereof, and (iii) in the case of Docent's indemnification of Client, Client gives control of the defense of such Claims to Docent. In each instance, at indemnified party's option, the indemnified party and indemnified party's counsel may participate in the defense and settlement of such claims unless, in the reasonable opinion of the indemnifying party or indemnifying party's counsel, such participation would impair or otherwise jeopardize the indemnifying party's attorney-client privilege, confidential information, defense strategy or competitive advantage. In the event that as a result of such claims, any or all of Creations may no longer be used by Client, then Docent shall, as it shall determine in its sole and reasonable discretion, either (1) modify the Creation such that it no longer infringes, (2) obtain at Docent's cost a license for Client and its End Users to continue to use the Creation, or
(3) refund to Client the pro rata portion of the fees paid hereunder applicable to the portion of the Creations no longer usable by Customer.

10.  Limitation of Liability.  IN NO EVENT SHALL DOCENT, ITS SUPPLIERS OR CLIENT
     -----------------------
BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, OR SPECIAL DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS, BUSINESS INTERRUPTION, LOSS OF INFORMATION, OR OTHER PECUNIARY LOSS) IN CONNECTION WITH OR ARISING OUT OF THE FURNISHING, PERFORMANCE, USE OF, OR INABILITY TO USE THE CREATIONS RELATED DOCUMENTATION, DELIVERABLES, SERVICES OR OTHER MATERIALS FURNISHED OR PROVIDED HEREUNDER, OR OTHERWISE ARISING OUT OF THIS AGREEMENT, EVEN IF SUCH PERSON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN ADDITION, NEITHER PARTY WILL BE LIABLE FOR ANY DAMAGES CAUSED BY DELAY IN DELIVERY OR FURNISHING ANY OF THE FOREGOING. IN NO EVENT SHALL THE AGGREGATE AND CUMULATIVE LIABILITY OF DOCENT, ITS SUPPLIERS OR CLIENT, WHETHER IN CONTRACT OR TORT OR OTHERWISE, EXCEED THE AMOUNT OF FEES PAID TO DOCENT HEREUNDER, EXCEPT FOR CUSTOMER'S LIABILITY FOR A MATERIAL BREACH OF SUBSECTION 6.3 HEREOF.

11.  TERM AND TERMINATION

11.1  Term.  This Agreement will take effect on the Effective Date and will
      ----
remain in effect, unless earlier terminated in accordance with Section 11.2, until all of the Services have been completed and all of the Deliverables have been delivered as provided in Section 3.1.

11.2  Termination.
      -----------

(a) This Agreement may be terminated by Docent by written notice to Client if Client (i) fails to pay any amount due Docent hereunder within fifteen (15) business days after Docent gives written notice of such non-payment, or (ii) commits a material non-monetary breach of this Agreement, which breach is not cured within fifteen (15) business days of such written notice. In the event that Client protests in writing Docent's termination for failure to make a payment because it believes in good faith that the payment is not outstanding, then the termination shall not take effect until the parties have investigated the basis for Client's protest and agreed upon whether or not Docent has a basis for termination under this Section 11.2. The parties agree to work together in good faith to investigate the dispute for a period not in excess of thirty (30) days from Docent's receipt of Client's notice of protest (the "Termination Dispute Period"). If such dispute is not resolved during the Termination Dispute Period, either party may refer the dispute to arbitration pursuant to Section
12.3 hereof. Termination shall become effective upon the earlier of (i) the parties' agreement that the payment for which Docent initiated termination proceedings had indeed not been made or (ii) upon a final determination by the arbitrator that the payment for which Docent initiated termination proceedings had indeed not been made. Interest shall continue to accrue on any sum found to be outstanding from the date originally due until a final determination has been made by the parties or by the arbitrator and payment has been received by Docent, at rate of #####% per month or the highest rate permitted by law, whichever is the lesser.

(b) This Agreement may be terminated by Client by written notice to Docent if Docent commits a material breach of this Agreement, which breach is not cured within fifteen (15) business days of such written notice. Failure to meet the Schedule set forth in Appendix A shall not be deemed a material breach of this Agreement, unless Docent is more than fifteen (15) days late in providing Deliverables.

(c) This Agreement may be terminated by either party if the other party (i) terminates or suspends its business, (ii) becomes insolvent, admits in writing its inability to pay its debts as they mature, makes an assignment for the benefit of creditors, or becomes subject to direct control of a trustee, receiver or similar authority, or (iii) becomes subject to any bankruptcy or insolvency proceeding under federal or state statutes.

(d) Either party may terminate this Agreement upon thirty (30) days prior written notice to the other party. In the event of such a termination, Client agrees to pay to Docent for all Services performed and all Deliverables delivered and accepted as of the effective date of termination, and Docent shall invoice Client for such payment. Payment shall be due and payable in accordance with Section 5 above.

11.3  Effect of Termination.  All licenses granted hereunder shall terminate
      ---------------------
immediately upon the early termination of this Agreement pursuant to Sections 11.2(a), (b), (c) or (d). Upon the expiration of this Agreement in accordance with its terms, the license granted to Client hereunder shall remain in effect until the termination or expiration of the License Agreement of even


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date herewith entered into by and between the parties, unless and until Client breaches the terms or exceeds the scope of the license granted herein. Termination or expiration of this Agreement shall not affect Sections 5, 6, 9, 10, 11.3 and 12 of this Agreement, all of which will survive termination of this Agreement regardless of the reason for termination or expiration.

12.  GENERAL PROVISIONS

12.1  Non-Assignability.  This Agreement may not be assigned by either party
      -----------------
without the other's prior written consent, which consent shall not be unreasonably withheld or delayed, and any such attempted assignment shall be void and of no effect; provided, however, that either party may assign this Agreement to any successor by merger, consolidation or sale of all or substantially all of its assets without the consent of the other party so long as (i) the assigning party gives written notice to the non-assigning party of such assignment and (ii) any such assignment is not to a direct competitor of the non-assigning party. This Agreement will be binding upon the successors and permitted assigns of the parties and the name of a party appearing herein will be deemed to include the names of such party's successor's and permitted assigns to the extent necessary to carry out the intent of this Agreement.

12.2  Governing Law.  This Agreement will be interpreted and construed in
      -------------
accordance with the laws of the State of California, without regard to conflict of laws principles.

12.3  Arbitration.  Any dispute or claim arising out of or in connection with
      -----------
this Agreement will be finally settled by binding arbitration in Santa Clara County, California, under the Commercial Arbitration Rules of the American Arbitration Association (AAA). Each party shall choose an arbitrator and then each arbitrator shall cooperate with the other arbitrator to select a third arbitrator who shall be the sole arbitrator of the matter in dispute. In the event that the parties' arbitrators are unable to agree upon a third arbitrator, then a single arbitrator shall be appointed by AAA in accordance with its rules. Judgment on the award rendered by the Arbitrator shall be final and may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for injunctive relief, as necessary, without breach of this arbitration provision.

12.4  Entire Agreement.  This Agreement, including any Appendices which are
      ----------------
incorporated herein by reference, is the entire agreement of the parties and supersedes any prior agreements between them with respect to the Deliverables. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by an authorized representative of each party.

12.5  Notices.  All notices required or permitted under this Agreement will be
      -------
in writing and will be deemed given (a) when delivered personally; (b) when sent by confirmed facsimile; (c) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) business day after deposit with a commercial overnight carrier specifying next day delivery, with written verification of receipt. All communications will be sent to the address set forth below or to such other address as may be designated by a party giving written notice to the other party pursuant to this Section 12.5.

12.6  Partial Invalidity.  In the event that any provision of this Agreement
      ------------------
shall be held to be unenforceable, such provision shall in good faith be renegotiated to be enforceable and shall reflect as closely as possible the intent of the original provision of this Agreement. Such negotiations shall not affect the enforceability of the remainder of the Agreement.

12.7  Force Majeure.  Nonperformance of either party, except for the making of
      -------------
payments in accordance with Section 5, shall be excused to the extent that performance is rendered impossible by strike, fire, flood, earthquake, governmental acts or orders or restrictions, or any other reason when failure to perform is beyond the control and not caused by the negligence of the nonperforming party.

12.8  Counterparts.  This Agreement may be executed in two or more counterparts,
      ------------
each of which will be deemed an original and all of which together will constitute one instrument.

12.9  Attorney's Fees.  If either party commences any action or proceeding
      ---------------
against the other party to enforce this Agreement, the prevailing party in such action or proceeding (as expressly determined by the arbitrator, finder of fact or the court) shall be entitled to recover from the other party reasonable attorney's fees and all other costs and expenses incurred by such party in connection with such action or proceeding and in connection with enforcing any judgment or order thereby obtained.

12.10 Press Releases and Marketing Collateral.  Client agrees to grant Docent
      ---------------------------------------
permission to publish articles, brochures, press releases, and other marketing collateral describing the project, deliverables, Client name and profile upon completion of the project subject to Client's prior review and approval which review and approval shall not be unreasonably withheld or delayed. The parties agree these materials will not disclose information which either party may describe as confidential, and such review will be performed in an expeditious manner so that Docent's intent of marketing the Deliverables to other Clients is not prohibited.


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                                       5

     IN WITNESS WHEREOF the parties have caused their duly authorized representatives to execute this Professional Services Agreement as of the Effective Date.

DOCENT, INC.                                         WUNDERMAN CATO JOHNSON

By:     /s/ Dave Ellett                              By:    /s/ #####
        ---------------------------------------             --------------------------------------

Name:   Dave Ellett                                  Name:  #####
        ---------------------------------------             --------------------------------------

Title:  President & CEO                              Title: #####
        ---------------------------------------             --------------------------------------

Date:   3/25/99                                      Date:  3/24/99
        ---------------------------------------             --------------------------------------

Address for Notice:                                   Address for Notice:

        2444 Charleston Road
        Mountain View, California 94043-1622          675 Avenue of the Americas
        U.S.A.                                        New York, NY  10010-5100

        Attn:  Chief Financial Officer
        Fax:   (650) 962-9411                         Attn:  _____________________________________

                                                      Fax:  ______________________________________

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                                       6

                                  Appendix A
                                  ----------

                  Professional Services and Statement of Work

A.   Consulting Services
     -------------------

 Stage 1 - #####
                   Stage 1 is the DISCOVER phase of the Dimension7 consulting methodology.

     The Discover phase includes up to ##### person hours of Docent consulting time to:

                   .  Determine Business Needs
                   .  Propose Project
                   .  Assess Organization Readiness
                   .  Identify Client Resources

 Stage 2 - $#####*
                   Stage 2 is the DEFINITION phase of the Dimension7 consulting methodology.

                   The Definition phase includes:

                   .  Define the Deployment Goals & Objectives
                   .  Define Measurements
                   .  Develop #####
                   .  Detailed project plan
                   .  Responsibilities
                   .  Delivery and Payment schedule
                   .  Milestones
                   .  Statement of Work (SOW)


     The DEFINITION phase in Stage 2 is used to develop an ELA that details the deliverables, schedules, responsibilities, milestones and SOW to drive the other phases. #####


 Stage 3 - $#####*
                   Stage 3 is composed of four Dimensions of the Dimension7 methodology. The four dimensions are:

                   DESIGN the learning solutions to answer these challenges DEMONSTRATE working prototypes of these learning solutions DEVELOP the proposed, system-wide learning solution
                   DEPLOY the solution in an enterprise environment

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                                      A-1

     The general deliverables in these Dimensions are:

                   DESIGN

                   .  Define learning intervention
                   .  Perform technical feasibility study
                   .  Detail necessary technology and resources
                   .  Develop resource map
                   . Develop detailed project plan, timeline, and review cycles
                   .  Correlate outcomes with business goals

                   DEMONSTRATE

                   .  Outline the design of the prototype
                   .  Develop prototype using spiral approach
                   .  Demonstrate solution through prototype
                   .  Validate design correlated to objectives
                   .  Revise design in accordance with results

                   DEVELOP

                   .  Manage the development process
                   .  Create courseware
                   .  Complete integration
                   . Carry out Alpha, Beta, Production release phases . Perform QA and system acceptance testing
                   .  System Signoff

                   DEPLOY

                   .  Manage deployment process
                   .  Create testing and validation plan
                   .  Prepare infrastructure for production
                   .  Communicate implementation plan
                   .  Provide training to the target organization
                   .  Carry out deployment process
                   .  Test and validate learning system
                   .  Production Signoff and Final Acceptance of Deliverables

*##### percent (#####%) of the cost of each of State 2 and Stage 3 is due immediately upon execution of this Agreement (the "Pre-Payment"), and DI is not required to invoice Client for the Pre-Payment. Upon the completion of Stage 2, Docent shall invoice client for the $##### fee less the #####% prepayment and such fee shall be due 30 days after the date of invoice. Upon the completion of each Stage 3 milestone defined in the Statement of Work, Docent shall invoice Client for the fee for such milestone, as defined in the Statement of Work, less the #####% prepayment and such fee shall be due 30 days after the date of invoice.

B. Any software, custom or otherwise, delivered under this Agreement shall be delivered in Executable Code Format only, and shall be considered to be a Creation hereunder.

C.   Definitions
     -----------

For purposes of this Agreement, the following terms shall have the meanings set forth below:


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                                     A-2

"Executable Code" means the fully compiled version of a software Deliverable that can be executed by a computer and used by an end user without further compilation.

"Updates" means any bug fixes, patches, or other revisions or changes to or modifications of a software Deliverable which would typically be designated by a change in the version number to the right of the first decimal point, and does not include changes, modifications or new versions that provide additional features, require additional hardware or perform additional functions, or any custom patches, changes or modifications.

"Upgrades" means any new releases of, or revisions or modifications to, a software Deliverable which would typically be designated by a change in the version number to the left of the first decimal point, such as those that provide additional features, require additional hardware or perform additional functions not provided or performed by the Software previously licensed to Client. 33839 v9/PM


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                                      A-3

                                   Appendix B
                                   ----------

                              Maintenance Program


Support
-------

Support for customized features will be provided by Docent Professional Services on a time and material basis at Docent's then standard rates changed to similarly situated customers under like circumstances.

                                     B-1.

[LETTERHEAD Wunderman Cato Johnson]

                              #####       Worldwide Headquarters      Telephone
                              #####       675 Avenue of the Americas  #####
                              #####       New York, New York          Fax
                                          10010-5104                  #####
                                                                      #####

    October 8, 1999

    Mr. Don Fluken
    Chief Financial Officer
    Docent, Inc.
    2444 Charleston Road
    Mountain View, CA 94043-1622

    Dear Don:

    This letter serves as an amendment to the Professional Services Agreement (the "Agreement") between Docent, Inc. ("Docent") and Wunderman Cato Johnson ("WCT'). Section 5.1 of the Agreement is hereby amended by inserting the following at the end of such Section:

         "Notwithstanding the foregoing, Client shall pay for all third party costs associated with all audio recordings required ##### project (collectively, the "Audio Costs") and Docent shall credit the amount of the Audio Costs against the fees and expenses otherwise payable by Client to Docent hereunder. The Audio Costs include, without limitation, all payments for talent, recording, editing and out-of pocket fees associated with such audio recordings. Client shall submit an invoice to Docent setting forth all Audio Costs with documentation of all Audio Costs. Upon receipt of such invoice by Docent, Docent shall prepare and issue within 5 business days a credit memo in favor of Client in the full amount of the Audio Costs. Docent shall apply such amount against the fees and expenses otherwise payable by Client to Docent hereunder."

    Attached is an estimate of Audio Costs. Please sign the estimate and return it to me. Recording cannot begin until WCJ receives the signed estimate.

    If you are in agreement with the foregoing, please sign and return to me the enclosed copy of this amendment.

    Sincerely,

    /s/ #####


##### CONFIDENTIAL MATERIAL REDACTED AND FIELD SEPARATELY WITH THE COMMISSION

WUNDERMAN CATO JOHNSON


By /s/ #####
   --------------------------------------
       Name: #####
       Title: #####

ACCEPTED AND AGREED TO:

By /s/ Don Fluken*
   --------------------------------------
       Name: Don Fluken
       Title: Chief Financial Officer

*Limited to no more than #####.  /s/ DF

Enclosure


cc:  #####
     Dave Ellett
     Dave Stubbles


##### CONFIDENTIAL MATERIAL REDACTED AND FIELD SEPARATELY WITH THE COMMISSION

                             WUNDERMAN CATO JOHNSON
                             TV PRODUCTION ESTIMATE


CLIENT:              DOCENT, INC.
JOB DESCRIPTION:     Audio recordings for
                     #####


Categories                Estimated Costs
----------                ---------------
11 characters recorded     $ #####
Studio(5 days)               #####
Cassettes                    #####
Shipping                     #####
                           -------

                           $ #####
Sales tax                    #####
                           -------

Total                      $ #####


Docent approval:_________________

                _________________
                (print name)

Date:           _________________

##### CONFIDENTIAL MATERIAL REDACTED AND FIELD SEPARATELY WITH THE COMMISSION